Exhibit 32.1

Certification Pursuant to 18 U.S.C. SECTION 1350,
as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2025 of BigBear.ai Holdings, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin McAleenan, the Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that;

(i)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2025	By:	/s/ Kevin McAleenan
Kevin McAleenan
Title: Chief Executive Officer (Principal Executive Officer)